CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this combined Proxy Statement/Prospectus constituting parts of the Registration Statement on Form N-14 of our report dated May 19, 2006, relating to the financial statements and financial highlights, which appears in the March 31, 2006 Annual Report to Shareholders of Legg Mason Tax-Free Intermediate-Term Income Trust and Legg Mason Pennsylvania Tax-Free Income Trust (two of the portfolios comprising Legg Mason Tax-Free Income Fund) and of our report dated May 19, 2006, related to the financial statements and financial highlights, which appears in the March 31, 2006 Annual Report to Shareholders of Legg Mason Financial Services Fund (one of the portfolios comprising Legg Mason Investors Trust, Inc.), which are also incorporated by reference into the Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Baltimore, Maryland

September 22, 2006

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Municipal Funds

(formerly Smith Barney Muni Funds)

We consent to the use of our report, dated May 25, 2006, for Legg Mason Partners Pennsylvania Municipals Fund (formerly Smith Barney Pennsylvania Portfolio) of Legg Mason Partners Municipal Funds as of March 31, 2006 incorporated herein by reference and to the reference to our firm under the heading “Financial Highlights” in the Proxy Statement/Prospectus on Form N-14.

KPMG LLP

/s/ KPMG LLP

New York, New York

September 22, 2006

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Municipal Funds

(formerly Smith Barney Muni Funds.)

We consent to the use of our report, dated May 25, 2006, for Legg Mason Partners Intermediate-Term Municipals Fund (formerly Smith Barney Limited Term Portfolio) of Legg Mason Partners Municipal Funds as of March 31, 2006 incorporated herein by reference and to the reference to our firm under the heading “Financial Highlights” in the Proxy Statement/Prospectus on Form N-14.

KPMG LLP

/s/ KPMG LLP

New York, New York

September 22, 2006